UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2010

Eastern Insurance Holdings, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-32899	20-2653793
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Race Avenue, Lancaster, Pennsylvania	17603
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number (including area code): (717) 396-7095

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 4, 2010, Eastern Insurance Holdings, Inc. (“EIHI”), Eastern Life and Health Insurance Company, EIHI’s wholly owned subsidiary (“ELH”), Security American Financial Enterprises, Inc. (“Security Financial”), and Security Life Insurance Company of America (“Security Life”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which ELH will merge with and into Security Life, with Security Life being the surviving company (the “Merger”).

Under the terms of the Merger Agreement, which is included as Exhibit 2.1 hereto and incorporated herein by reference, the consideration payable to EIHI in connection with the transaction will be equal to ELH’s GAAP shareholders’ equity as of the end of the month preceding closing of the Merger, plus $250,000. ELH’s GAAP shareholders’ equity was $33.3 million as of December 31, 2009. The Merger Agreement provides that ELH will be permitted to make a cash distribution to EIHI prior to Closing of an amount equal to ELH’s statutory capital and surplus as of the month end immediately preceding Closing (the “Pre-Merger Distribution”). At Closing, EIHI will receive a promissory note from Security Financial in the amount of $1,750,000 plus an amount in cash equal to the difference between ELH’s GAAP shareholders’ equity as of the month end immediately preceding Closing, minus the Pre-Merger Distribution, plus $250,000.

At the closing of the Merger, the board of directors of ELH will resign and the current board of directors of Security Life, as the surviving company, will remain the board of directors.

The Merger Agreement contains (a) customary representations and warranties of ELH and Security LIfe, including, among others, with respect to corporate organization, capitalization, corporate authority, third party and governmental consents and approvals, financial statements, and compliance with applicable laws, (b) covenants of ELH to conduct its business in the ordinary course until the Merger is completed; (c) covenants of ELH to use reasonable efforts to preserve intact its business organization and assets and maintain its rights, and (d) covenants of ELH not to take certain actions during such period. ELH and EIHI also agreed not to (i) solicit proposals relating to alternative business combination transactions or (ii) subject to certain exceptions, enter into discussions concerning, or provide confidential information in connection with, any proposals for alternative business combination transactions.

Consummation of the Merger is subject to certain conditions, including, among others, governmental filings and regulatory approvals and expiration of applicable waiting periods, accuracy of specified representations and warranties of the other party, absence of a material adverse effect, and obtaining material consents and authorizations for the lawful consummation of the Merger.

The Merger Agreement also contains certain termination rights for EIHI and Security Life, as the case may be, applicable upon the occurrence or non-occurrence of certain events, including: final, non-appealable denial of required regulatory approvals or an injunction prohibiting the transactions contemplated by the Merger Agreement; if, subject to certain conditions, the Merger has not been completed by September 30, 2010; a breach by the other party that is not waived or cannot be cured within 15 days if such breach would result in a material breach of the representations and warranties contained in the Merger Agreement; or other failure of the conditions to closing set forth in the Merger Agreement. If the Merger is not consummated under certain limited circumstances, EIHI has agreed to pay Security Life a termination fee of $1,000,000.

The representations and warranties of each party set forth in the Merger Agreement have been made solely for the benefit of the other party to the Merger Agreement. In addition, such representations and warranties (a) are subject to materiality qualifications contained in the Merger Agreement, which may differ from what may be viewed as material by investors, (b) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement, and (c) may have been included in the Merger Agreement for the purpose of allocating risk between the parties rather than establishing matters as facts. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the parties or their respective businesses.

The foregoing summary of the Merger Agreement is not complete and is qualified in its entirety by reference to the complete text of such document, which is filed as Exhibit 2.1 hereto and which is incorporated herein by reference in its entirety.

Forward Looking Statements

Except for historical information, all other information in this filing consists of forward-looking statements. These forward-looking statements involve a number of risks, uncertainties and other factors that may cause actual results to be materially different from those expressed or implied in the forward-looking statements. Important factors that could cause the statements made to differ include that the transaction is subject to a number of conditions and approvals and that the final Merger Consideration is to be determined. Other important factors are discussed under the caption “Forward-Looking Statements” in EIHI’s Form 10-K Annual Report for the year ended December 31, 2009 and in subsequent filings made prior to or after the date hereof.

Item 7.01	Regulation FD Disclosure.

On May 4, 2010, EIHI issued a press release, attached hereto as Exhibit 99.1, announcing that it entered into the Merger Agreement. Exhibit 99.1 is incorporated into this Item 7.01 by reference. The information contained in this exhibit shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor will such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act except as may be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

2.1	Agreement and Plan of Merger among Security American Financial Enterprises, Inc., Security Life Insurance Company of America, Eastern Insurance Holdings, Inc., and Eastern Life and Health Insurance Company, dated May 4, 2010.

99.1	Press Release dated May 4, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTERN INSURANCE HOLDINGS, INC.
Dated: May 4, 2010

	By:	/S/ KEVIN M. SHOOK
Kevin M. Shook
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger among Security American Financial Enterprises, Inc., Security Life Insurance Company of America, Eastern Insurance Holdings, Inc., and Eastern Life and Health Insurance Company, dated May 4, 2010.

99.1	Press Release dated May 4, 2010.

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